ALLIANCE ALL-ASIA INVESTMENT FUND

ANNUAL REPORT
OCTOBER 31, 1997

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                        ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

November 17, 1997

Dear Shareholder:

As you know, emerging markets have been very volatile during recent months. In Southeast Asia, the near-term outlook appears bleak. The unfolding adjustments for these countries involve volatile currencies, numerous bankruptcies, banking-sector consolidation and slower growth.

Financial markets in this region are likely to remain under pressure as policy makers grapple with appropriate responses to the economic crisis. The International Monetary Fund's decision to step in and provide funds to shore up the shaky Thai and Indonesian financial sectors should eventually help to provide needed stability to this region. There will also be greater emphasis on preventing abuse of power by politicians to alter the rules of investing in the markets.

Long term, we are optimistic about the investment value in this region since favorable fundamentals are still in place in a number of countries, and we will be monitoring developments for opportunities in the upcoming periods.


INVESTMENT RESULTS

                                             TOTAL RETURNS FOR THE
                                         PERIODS ENDED OCTOBER 31, 1997
                                            6 MONTHS      12 MONTHS
                                           ---------      ---------
ALLIANCE ALL-ASIA INVESTMENT FUND
  Class A                                   -25.12%        -29.61%
  Class B                                   -25.43         -30.09
  Class C                                   -25.40         -30.06

MORGAN STANLEY PACIFIC INDEX                -10.20         -19.53

LIPPER PACIFIC REGION FUNDS AVERAGE         -17.19         -18.52


   THE MORGAN STANLEY INDEX IS UNMANAGED. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES.


In the table at left, your Fund's performance is shown. For comparison, the performance of the overall stock markets of the Far East, represented by the unmanaged Morgan Stanley Pacific Index, is shown, along with performance for the Lipper Pacific Region Funds Average. The Lipper peer group average reflects performance of 33 funds with investment objectives similar to that of the All-Asia Investment Fund.

Your Fund underperformed both benchmarks, largely due to an overweight position in Korea and the decline of Asian currencies.

ASIA - THE SUMMER OF DISCONTENT
Virtually every Asian market was down during the third quarter of 1997, with the exception of Pakistan and China which were up 18.7% and 0.4%, respectively, in U.S. dollar terms. Indonesia, Malaysia, and the Philippines declined in excess of 40% while Thailand was down 22.7%, India was down 7.8%, and Taiwan was down 8.3% in U.S. dollar terms.

The attack on the Thai baht that began in July and resulted in the free float of the currency, has now led to the flotation of the Indonesian rupiah, and greater flexibility in the movements of the Malaysian ringgit and the Philippine peso. What began as a balance-of-payments problem in Thailand has now become a major economic crisis in the Association of Southeast Asian Nations (ASEAN) region. Our economists see a sharp slowdown in economic growth throughout the ASEAN countries as the recapitalization of the financial sector and uncertainty regarding interest and exchange rates will reduce domestic demand.

OUTLOOK AND STRATEGY
We see Indonesia as the first country to come out of the crisis given the sound financial policies that are being adopted. However, even here there should be little upside to growth given the limited credit availability due to the poor quality of the banking system. The Philippines should also see a recovery once the cyclical impact of sharply higher interest rates to deal with a weak currency has been absorbed.


1



                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

We continue to have exposure to the Indonesian and Philippine markets. Many of the stocks that we hold in these countries have high quality balance sheets and, in several cases, benefit from higher interest rates and/or a weaker currency.

We participated in the initial public offering of Gulf Indonesia, a company with experienced management and strong growth potential. We believe earnings should grow at a compound rate of 58% and cash flows at 49% over the next four years. Historical track record of exploration, if replicated, could result in oil reserves jumping over 300% in the next year or so. The company is trading at about 6 times year 2000 cash flow, justifiable given the excellent growth profile.

The lack of political will to tackle major problems that Thailand faces is likely to accentuate problems in the financial sector and the real economy. Malaysia continues to have a lax monetary policy and this is likely to result in the country being unable to turn around its trade account. The country is highly leveraged and any shocks to the economy should have a significant impact in terms of slowing growth. The poor policy response in both these countries, and the ill-advised intervention in market practices in Malaysia, make us extremely concerned about the prospects for companies in these markets.

The proposed prohibition of margin calls by banks and securities companies, as well as other arbitrary actions on the part of the Malaysian government, take away transparency and free markets in Malaysia. While selling stocks when prices have dropped already is painful, the assumptions that we made in purchasing our Malaysian holdings are no longer valid and stocks are largely unattractive as a result. We have sold a significant portion of the Malaysian exposure in the portfolio.

ACTIVITY IN CHINA
We see little impact from the crisis on China, and anticipate adding to our exposure in the country. We participated in an initial public offering by Zhejiang Southeast Electric Power from China. The company owns existing coal fired capacity in the Zhejiang province which will increase substantially in 1998. The company benefits from a favorable pricing structure, a shortage of power capacity in Zhejiang province, and acquisitions that should be additive to earnings. Even on our conservative numbers, the company appears poised to record strong earnings growth through 1999 and the stock was priced at a considerable discount to comparable companies such as Huaneng Power and Datang Power. The stock looks cheap on a regional context as well.

In August, we purchased shares in an initial public offering by China Southern Air which has over 80% of its business coming from the domestic economy in China. The company is likely to grow by 10-15% a year, and their cost base is much lower than international carriers, as it is a very young business. The stock is also cheaper than the other Chinese listed airline, China Eastern.

As always, we thank you for your continued interest and investment in the Alliance All-Asia Investment Fund. We look forward to reporting further developments in the Asian market in the new year.

Sincerely,


John D. Carifa
Chairman and President


A. Rama Krishna
Senior Vice President


2


INVESTMENT OBJECTIVE AND POLICIES             ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

Alliance All-Asia Investment Fund seeks long-term capital appreciation. The Fund invests principally in a non-diversified portfolio of equity securities issued by companies based in Asia and the Pacific region.


INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
  One Year                   -29.61%        -32.60%
  Since Inception*            -8.01%         -9.35%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
  One Year                   -30.09%        -32.81%
  Since Inception*            -8.63%         -9.23%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
  One Year                   -30.06%        -30.74%
  Since Inception*            -8.59%         -8.59%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

*  Inception:11/28/94


3


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

ALLIANCE ALL-ASIA INVESTMENT FUND
GROWTH OF A $10,000 INVESTMENT
11/30/94* TO 10/31/97

$11,000
$10,000
$9,000
$8,000
$7,000

11/30/94   10/31/95   10/31/96   10/31/97

LIPPER PACIFIC REGION FUNDS AVERAGE: $8,444
MSCI PACIFIC INDEX: $7,847
ALL-ASIA INVESTMENT FUND CLASS A: $7,499


This chart illustrates the total value of an assumed $10,000 investment in Alliance All-Asia Investment Fund Class A shares (from 11/30/94 to 10/31/97) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Morgan Stanley Capital International Pacific Index is unmanaged. The broad-based MSCI Pacific Index is a common measure of overall stock market activity in the Far East.

The Lipper Pacific Region Funds Average reflects performance of 33 funds. These funds have generally similar investment objectives to Alliance All-Asia Investment Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance All-Asia Investment Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses.


All-Asia Investment Fund
MSCIPacific Index
Lipper Pacific Regions Funds Average


*  Month-end nearest to Fund's inception date of 11/28/94.


4


TEN LARGEST HOLDINGS
OCTOBER 31, 1997                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

                                                                   PERCENT OF
COMPANY                                             U.S. $ VALUE   NET ASSETS
-------------------------------------------------------------------------------
PT Indostat--Provides international
  telecommunication services                         $  724,601       3.5%
S.K. Telecom Co., Ltd. (ADR)--Provides local
  telecommunication services                            640,750       3.1
HSBC Holdings, Plc.--A holding company whose
  subsidiaries are involved with international
  banking and financial services                        620,675       3.0
Dickson Concepts, Ltd.--A holding company
  whose subsidiaries are involved in
  wholesaling and retailing                             613,755       3.0
TDK Corp.--Manufactures magnetic tapes
  and floppy discs                                      497,342       2.4
Philippine Long Distance Telephone--Provides
  domestic and international long distance
  and cellular telephone service                        495,050       2.4
Honda Motor Co.--A company who develops,
  manufactures, distributes, and finances
  motorcycles, automobiles and power products           470,930       2.3
Yamanouchi Pharmaceutical--Manufactures and
  markets a variety of pharmaceutical products          467,110       2.3
Nintendo Co.--Manufactures and markets video
  games and related products                            466,445       2.3
Taisho Pharmaceutical--Produces and sells
  pharmaceutical products, agrochemicals,
  and cosmetics                                         460,465       2.3
                                                     $5,457,123      26.6%


INDUSTRY DIVERSIFICATION
OCTOBER 31, 1997
_______________________________________________________________________________

                                                                   PERCENT OF
                                                   U.S. $ VALUE    NET ASSETS
-------------------------------------------------------------------------------
Basic Industries                                    $ 1,171,843       5.7%
Capital Goods                                           269,045       1.3
Consumer Manufacturing                                1,329,386       6.5
Consumer Services                                     2,298,634      11.2
Consumer Staples                                      1,106,421       5.4
Energy                                                  700,413       3.4
Finance                                               2,881,710      14.0
Healthcare                                            1,184,801       5.8
Multi-Industry                                          478,679       2.3
Technology                                            2,145,427      10.4
Transportation                                          427,168       2.1
Utilities                                             3,036,281      14.8
Total Investments*                                   17,029,808      82.9
Cash and receivables, net of liabilities              3,522,885      17.1
Net Assets                                          $20,552,693     100.0%


*    Excludes short-term obligations.


5


PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-82.8%
AUSTRALIA-7.9%
Coca-Cola Amatil, Ltd.                           45,739     $    344,176
Goldfields, Ltd.                                  4,176            3,436
Normandy Mining, Ltd.                           291,195          317,413
Qantas Airways, Ltd.                            124,161          222,656
Tab Corp Holdings, Ltd.                          59,750          273,965
WMC, Ltd.                                        62,963          223,608
Woolworths, Ltd.                                 71,680          231,377
                                                             ------------
                                                               1,616,631

CHINA-2.2%
China Southern Air Co., Ltd. (a)                252,000          113,264
Zhejiang Southeast Electric
  Power Co., Ltd. (GDR) (a)(b)                   21,000          349,125
                                                             ------------
                                                                 462,389

HONG KONG-13.5%
Cheung Kong Holdings, Ltd.                       55,000          384,143
Dickson Concepts, Ltd.                          285,000          613,755
First Pacific Co.                               450,355          285,422
Guangshen Railway (ADR)                          27,000          394,875
HSBC Holdings, Plc.                              27,500          620,675
Smartone Telecom Holdings, Ltd. (a)              12,000           26,386
Sun Hung Kai Properties, Ltd.                    26,000          191,683
Television Broadcasting, Ltd.                    92,000          255,837
                                                             ------------
                                                               2,772,776

INDIA-6.5%
Hindustan Petroleum                              31,300          410,823
Industrial Credit & Inv. (GDR) (b)               30,600          454,410
State Bank of India (GDR) (b)                    11,500          211,600
Videsh Sanchar Nigam, Ltd.                        8,900          207,944
  (GDR) (b)                                       3,700           51,060
                                                             ------------
                                                               1,335,837

INDONESIA-5.9%
Gulf Indonesia Resources, Ltd. (a)               13,790          289,590
PT Indosat                                      321,500          724,601
PT Semen Cibinong                               105,000           13,835
PT Semen Gresik                                 191,500          185,922
                                                             ------------
                                                               1,213,948

JAPAN-34.5%
Advantest Corp. (c)                               4,700          388,414
Bank of Tokyo-Mitsubishi                         25,200          328,605
Bridgestone Corp. (c)                            20,000          431,894
Canon, Inc.                                       6,000          145,515
Dai Nippon Printing Co., Ltd.                     4,000           79,734
Daito Trust Construction Co., Ltd.               16,900          150,191
Fuji Heavy Industries (c)                        60,000          238,704
Fuji Photo Film (c)                               1,000           36,213
Fujitsu, Ltd. (c)                                30,000          328,904
Honda Motor Co. (c)                              14,000          470,930
Hoya Corp. (c)                                    9,000          312,458
Japan Tobacco, Inc.                                  31          254,128
Kokuyo                                            3,000           70,764
Mitsui Marine & Fire Insurance Co.               30,000          176,412
Nintendo Co. (c)                                  5,400          466,445
Nippon Express Co., Ltd.                          6,000           32,292
Nippon Steel Co.                                 13,000           26,777
Nisshin Steel Co., Ltd.                          25,000           42,151
Rohm Co. (c)                                      4,000          395,349
Santen Pharmaceutical Co. (c)                    13,000          229,983
Shimano, Inc.                                     3,000           61,047
Shiseido Co., Ltd.                               11,000          149,834
Sony Corp. (c)                                    5,000          414,867
Sumitomo Electric Industries                      9,000          118,854
Sumitomo Marine & Fire Insurance Co.              6,000           39,967
Sumitomo Realty & Development                    20,000          146,013
Taisho Pharmaceutical                            18,000          460,465


6


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Takeda Chemical Industries                        1,000     $     27,243
TDK Corp.                                         6,000          497,342
Tokai Bank                                        5,000           29,153
Yakult Honsha                                     3,000           24,892
Yamanouchi Pharmaceutical                        19,000          467,110
Yamatake Honeywell                                4,000           48,173
                                                             ------------
                                                               7,090,823

MALAYSIA-0.2%
Malakoff Berhad                                  16,180           38,830

NEW ZEALAND-1.6%
Air New Zealand, Ltd. Cl. B                       2,545            5,388
Lion Nathan, Ltd.                               138,000          333,392
                                                             ------------
                                                                 338,780

PHILIPPINES-5.4%
Alson's Cement Corp.                            244,500           11,066
Belle Corp. (a)                               1,682,000          152,260
International Container Terminal
  Svcs., Inc. (a)                                19,687            3,898
Manila Electric Co.
  Series B                                      101,400          309,793
Philippine Commercial International Bank         39,000          146,733
Philippine Long Distance Telephone               20,000          495,050
                                                             ------------
                                                               1,118,800


                                               SHARES OR
                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SOUTH KOREA-5.1%
Korea Electric Power (ADR)                       33,000     $    270,187
Pohang Iron & Steel Co. (ADR)                     8,000          130,000
S.K. Telecom Co., Ltd. (ADR) (a)                116,500          640,750
                                                             ------------
                                                               1,040,937

Total Common Stocks
  (cost $21,921,471)                                          17,029,751

WARRANTS-0.0%
HONG KONG-0.0%
Hysan Development Wts. 4/30/98 (a)                  550               19

PHILIPPINES-0.0%
Belle Corp. Wts. 9/11/00 (a)                    336,400               38
Total Warrants (cost $0)                                              57

TIME DEPOSIT-15.6%
UNITED STATES-15.6%
Dresdner Bank
  5.65% 11/03/97
  (cost $3,200,000)                              $3,200        3,200,000

TOTAL INVESTMENTS-98.4%
  (cost $25,121,471)                                          20,229,808
Other assets less liabilities-1.6%                               322,885

NET ASSETS-100%                                             $ 20,552,693


(a)  Non-income producing security.

(b) Securities are exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1997, these securities amounted to $1,066,195 or 5.2% of net assets.

(c) Securities, or a portion thereof, with an aggregate market value of $3,714,161 have been segregated to collateralize forward exchange currency contracts.

     Glossary of Terms:
     ADR - American Depositary Receipt.
     GDR - Global Depositary Receipt.

     See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $25,121,471)          $ 20,229,808
  Cash, at value (cost $53,804)                                         53,038
  Receivable for capital stock sold                                    448,429
  Deferred organization expenses                                        82,846
  Receivable for investment securities sold                             48,180
  Dividends and interest receivable                                     31,663
  Total assets                                                      20,893,964

LIABILITIES
  Payable for capital stock redeemed                                   176,072
  Distribution fee payable                                              14,703
  Advisory fee payable                                                  13,050
  Unrealized depreciation of forward exchange
    currency contracts                                                   6,800
  Accrued expenses                                                     130,646
  Total liabilities                                                    341,271

NET ASSETS                                                        $ 20,552,693

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      2,760
  Additional paid-in capital                                        30,453,625
  Undistributed net investment income                                    9,051
  Accumulated net realized loss on investments and
    foreign currency transactions                                   (5,013,649)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                     (4,899,094)
                                                                  $ 20,552,693

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($5,916,072/
    784,510 shares of capital stock issued and outstanding)              $7.54
  Sales charge--4.25% of public offering price                             .33
  Maximum offering price                                                 $7.87

  CLASS B SHARES
  Net asset value and offering price per share ($11,439,303/
    1,547,257 shares of capital stock issued and outstanding)            $7.39

  CLASS C SHARES
  Net asset value and offering price per share ($1,859,258/
    251,298 shares of capital stock issued and outstanding)              $7.40

  ADVISOR CLASS SHARES
  Net asset value, redemption, and offering price per share
    ($1,338,060/177,010 shares of capital stock issued
    and outstanding)                                                     $7.56


See notes to financial statements.


8


STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997                   ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes
    withheld of $54,656)                           $    451,266
  Interest                                               60,835   $    512,101

EXPENSES
  Advisory fee                                          343,746
  Distribution fee - Class A                             30,206
  Distribution fee - Class B                            198,787
  Distribution fee - Class C                             30,062
  Custodian                                             278,666
  Transfer agency                                       112,765
  Audit and legal                                       112,320
  Registration                                           93,345
  Amortization of organization expenses                  41,409
  Printing                                               37,552
  Directors' fees                                        37,000
  Administrative                                         32,908
  Miscellaneous                                          37,213
  Total expenses                                      1,385,979
  Less expenses waived by the
    Adviser (see Note B)                                (42,986)
  Net expenses                                                       1,342,993
  Net investment loss                                                 (830,892)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                      (4,958,809)
  Net realized loss on foreign
    currency transactions                                             (215,646)
  Net change in unrealized depreciation of:
    Investments                                                     (3,025,224)
    Foreign currency denominated assets and liabilities                 (6,572)
  Net loss on investments and foreign
    currency transactions                                           (8,206,251)

NET DECREASE IN NET ASSETS FROM OPERATIONS                        $ (9,037,143)


See notes to financial statements.

9


STATEMENT OF CHANGES IN NET ASSETS            ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

                                                    YEAR ENDED     YEAR ENDED
                                                    OCTOBER 31,    OCTOBER 31,
                                                       1997           1996
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                              $   (830,892)  $   (646,380)
  Net realized gain (loss) on investments and
    foreign currency transactions                    (5,174,455)     1,777,108
  Net change in unrealized depreciation of
    investments and foreign currency
    denominated assets and liabilities               (3,031,796)    (1,889,917)
  Net decrease in net assets from operations         (9,037,143)      (759,189)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                            (362,976)       (21,900)
    Class B                                            (710,027)       (46,814)
    Class C                                            (103,481)        (5,445)
    Advisor Class                                        (5,766)            -0-

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                            (9,550,773)    32,518,713
  Total increase (decrease)                         (19,770,166)    31,685,365

NET ASSETS
  Beginning of year                                  40,322,859      8,637,494
  End of year (including undistributed net
    investment income of $9,051 at
    October 31, 1997)                              $ 20,552,693   $ 40,322,859


See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance All-Asia Investment Fund, Inc. (the "Fund"), was organized as a Maryland corporation on September 21, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25%. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered solely to investors participating in fee-based programs. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange for which market quotations are readily available are valued at the last quoted sales price on that exchange. Securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market are valued at the price within the limits of the latest available current bid and asked price deemed best to reflect fair value. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $201,500 have been deferred and are being amortized on a straight-line basis through October, 1999.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized loss on foreign currency transactions represents foreign exchange gains and losses from sales of investments and forward exchange currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

6. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency losses, resulted in a net decrease in additional paid-in capital and corresponding decreases in accumulated net investment loss and accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. ("the Adviser") an advisory fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. At October 31, 1997 the Adviser has voluntarily agreed to waive a portion of its advisory fee. Such waiver amounted to $42,986 for the year ended October 31, 1997.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average daily net assets. Such compensation amounted to $32,908 for the year ended October 31, 1997.

The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $75,975 for the year ended October 31, 1997.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $2,570 from the sale of Class A shares and $73,693 and $1,152 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B, and Class C shares, respectively, for the year ended October 31, 1997.

Brokerage commissions paid on investment transactions for the year ended October 31, 1997 amounted to $294,710, of which $7,572 was paid to a broker utilizing the services of an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,690,408 and $162,319 for Class B and Class C shares respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In


12


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $22,689,736 and $37,806,741, respectively, for the year ended October 31, 1997. There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 1997.

At October 31, 1997, the cost of investments for federal income tax purposes was $25,127,096. Accordingly, gross unrealized appreciation of investments was $707,207 and gross unrealized depreciation of investments was $5,593,245 resulting in net unrealized depreciation of $4,886,038 (excluding foreign currency transactions).

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At October 31, 1997, the Fund had outstanding forward exchange currency contracts, as follows:

                                        U.S. $
                          CONTRACT     VALUE ON       U.S. $
                           AMOUNT     ORIGINATION     CURRENT      UNREALIZED
                           (000)          DATE         VALUE      DEPRECIATION
                        ------------  ------------  ------------  ------------
FORWARD EXCHANGE
CURRENCY SALE
CONTRACTS
Japanese Yen,
  expiring 2/4/98          437,655     $3,678,422    $3,685,222    $  (6,800)


NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                      OCTOBER 31,   OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              774,765     1,333,932   $   7,493,418   $  15,265,510
Shares issued in
  reinvestment of
  distributions           29,448         1,703         321,278          18,287
Shares converted
  from Class B            12,185        19,434         128,940         233,415
Shares redeemed       (1,145,077)     (516,471)    (11,393,804)     (5,861,457)
Net increase
  (decrease)            (328,679)      838,598   $  (3,450,168)  $   9,655,755

CLASS B
Shares sold            1,070,451     2,645,348   $  10,641,169   $  30,130,477
Shares issued in
  reinvestment of
  distributions           42,591         3,362         458,704          35,910
Shares converted
  to Class A             (12,388)      (19,621)       (128,940)       (233,415)
Shares redeemed       (1,735,240)     (944,132)    (17,475,408)    (10,813,924)
Net increase
  (decrease)            (634,586)    1,684,957   $  (6,504,475)  $  19,119,048

CLASS C
Shares sold              182,241       679,693   $   1,850,152   $   7,727,714
Shares issued in
  reinvestment of
  distributions            8,253           481          88,889           5,146
Shares redeemed         (326,841)     (349,835)     (3,438,732)     (4,016,334)
Net increase
  (decrease)            (136,347)      330,339   $  (1,499,691)  $   3,716,526


                                  OCT. 2, 1996*                  OCT. 2, 1996*
                                       TO                             TO
                                  OCT. 31, 1996                  OCT. 31, 1996
                                   ------------                  --------------
ADVISOR CLASS
Shares sold              265,011         2,474   $   2,733,346   $      27,384
Shares issued in
  reinvestment of
  distributions              529            -0-          5,766              -0-
Shares redeemed          (91,004)           -0-       (835,551)             -0-
Net increase             174,536         2,474   $   1,903,561   $      27,384


NOTE F: CONCENTRATION OF RISK
The securities markets of many Asian countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.


*    Commencement of distribution


14


FINANCIAL HIGHLIGHTS                          ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                              CLASS A
                                            -----------------------------------------
                                               YEAR ENDED OCT. 31,    NOV. 28,1994(A)
                                            -----------------------          TO
                                                1997         1996       OCT. 31, 1995
                                            -----------  ----------    --------------
Net asset value, beginning of period          $11.04       $10.45         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.21)        (.21)          (.19)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                 (2.95)         .88            .64
Net increase (decrease) in net asset
  value from operations                        (3.16)         .67            .45

LESS: DISTRIBUTIONS
Distributions from net realized gains
  on investments and foreign currency
  transactions                                  (.34)        (.08)            -0-
Net asset value, end of period                $ 7.54       $11.04         $10.45

TOTAL RETURN
Total investment return based on
  net asset value (d)                         (29.61)%       6.43%          4.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $5,916      $12,284         $2,870
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       3.45%        3.37%          4.42%(e)
  Expenses, before waivers/reimbursements       3.57%        3.61%         10.57%(e)
  Net investment loss, net of
    waivers/reimbursements                     (1.97)%      (1.75)%        (1.87)%(e)
Portfolio turnover rate                           70%          66%            90%
Average commission rate (f)                   $.0248       $.0280             --


See footnote summary on page 18.


15


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                             CLASS B
                                            -----------------------------------------
                                              YEAR ENDED OCT. 31,     NOV. 28,1994(A)
                                            -----------------------         TO
                                                1997         1996       OCT. 31, 1995
                                            -----------  ----------     -------------
Net asset value, beginning of period          $10.90       $10.41         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.28)        (.28)          (.25)
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                        (2.89)         .85            .66
Net increase (decrease) in net asset
  value from operations                        (3.17)         .57            .41

LESS: DISTRIBUTIONS
Distributions from net realized gains
  on investments and foreign currency
  transactions                                  (.34)        (.08)            -0-
Net asset value, end of period                $ 7.39       $10.90         $10.41

TOTAL RETURN
Total investment return based on
  net asset value (d)                         (30.09)%       5.49%          4.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $11,439      $23,784         $5,170
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       4.15%        4.07%          5.20%(e)
  Expenses, before waivers/reimbursements       4.27%        4.33%         11.32%(e)
  Net investment loss, net of
    waivers/reimbursements                     (2.67)%      (2.44)%        (2.64)%(e)
Portfolio turnover rate                           70%          66%            90%
Average commission rate (f)                   $.0248       $.0280             --


See footnote summary on page 18.


16


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                               CLASS C
                                            --------------------------------------------
                                              YEAR ENDED OCT. 31,     NOV. 28,1994(A)
                                            -----------------------          TO
                                                1997         1996       OCT. 31, 1995
                                            -----------  ----------    --------------
Net asset value, beginning of period          $10.91       $10.41         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.27)        (.28)          (.35)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                 (2.90)         .86            .76
Net increase (decrease) in net asset
  value from operations                        (3.17)         .58            .41

LESS: DISTRIBUTIONS
Distributions from net realized gains
  on investments and foreign currency
  transactions                                  (.34)        (.08)            -0-
Net asset value, end of period                $ 7.40       $10.91         $10.41

TOTAL RETURN
Total investment return based on
  net asset value (d)                         (30.06)%       5.59%          4.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $1,859       $4,228           $597
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       4.15%        4.07%          5.84%(e)
  Expenses, before waivers/reimbursements       4.27%        4.30%         11.38%(e)
  Net investment loss, net of
    waivers/reimbursements                     (2.66)%      (2.42)%        (3.41)%(e)
Portfolio turnover rate                           70%          66%            90%
Average commission rate (f)                   $.0248       $.0280             --


See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                  ADVISOR CLASS
                                          -------------------------------
                                            YEAR ENDED    OCT. 2, 1996(G)
                                             OCT. 31,           TO
                                               1997        OCT. 31, 1996
                                          --------------   --------------
Net asset value, beginning of period          $11.04           $11.65

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.15)              -0-
Net realized and unrealized loss
  on investments                               (2.99)            (.61)
Net decrease in net asset value
  from operations                              (3.14)            (.61)

LESS: DISTRIBUTIONS
Distributions from net realized gains
  on investments and foreign currency
  transactions                                  (.34)              -0-
Net asset value, end of period                $ 7.56           $11.04

TOTAL RETURN
Total investment return based on
  net asset value (d)                         (29.42)%          (5.24)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $1,338              $27
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       3.21%            4.97%(e)
  Expenses, before waivers/reimbursements       3.43%            5.54%(e)
  Net investment income (loss), net of
  waivers/reimbursements                       (1.51)%           1.63%(e)
Portfolio turnover rate                           70%              66%
Average commission rate (f)                   $.0248           $.0280


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid to foreign brokers which may materially affect the rate shown. Amounts paid in foreign currencies have been converted into US dollars using the prevailing exchange rate on the date of the transaction.

(g)  Commencement of distribution.


18


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                          ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE ALL-ASIA INVESTMENT FUND,
INC.

We have audited the accompanying statement of assets and liabilities of Alliance All-Asia Investment Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance All-Asia Investment Fund, Inc. at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
December 10, 1997


19


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
W.H. HENDERSON (1)
STIG HOST (1)
RICHARD M. LILLY (1)
ALAN STOGA (1)

OFFICERS
A. RAMA KRISHNA, SENIOR VICE PRESIDENT
KARAN TREHAN, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
FRANCIS P. REEVES, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
DOMENICK PUGLIESE, ASSISTANT SECRETARY
MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER
PHYLLIS CLARKE, ASSISTANT CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800)-221-5672


(1)  Members of the Audit Committee.


20


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


21


ALLIANCE ALL-ASIA INVESTMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

AAIAR